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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)

                    of the Securities Exchange Act of 1934

                               February 20, 2004

               Date of Report (Date of Earliest Event Reported)

                            Hawaiian Holdings, Inc.

            (Exact name of registrant as specified in its charter)

            Delaware                      1-31443                71-0879698
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)           Identification No.)

  885 Third Avenue, 34th Floor                                     10022
          New York, NY                                           (Zip Code)
(Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (212) 888-5500

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ITEM 5.  Other Events and Regulation FD Disclosure.

         As previously disclosed in the Registrant's Current Report on Form 8-K filed on March 21, 2003, the Registrant's Form 12b-25 filed on March 21, 2003, and the Registrant's Form 12b-25 filed on April 30, 2003, on March 21, 2003 Hawaiian Airlines, Inc. ("Hawaiian Airlines"), the sole operating subsidiary of the Registrant, filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Chapter 11 Filing") in the United States Bankruptcy Court for the District of Hawaii (the "Bankruptcy Court") (Case No. 03-00827).

         On February 20, 2004, Hawaiian Airlines filed its unaudited Monthly Operating Report for the month of January 2004 (the "Operating Report") with the Bankruptcy Court. Pursuant to the Registrant's disclosure contained in the Registrant's Form 12b-25 that was filed on August 14, 2003, the Registrant is furnishing the Operating Report as an exhibit to this Form 8-K. Exhibit 99.1 to this Current Report on Form 8-K contains a copy of the Operating Report as filed with the Bankruptcy Court. The Operating Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

         Hawaiian Airlines has also indicated in the Operating Report that it is in the process of completing a more extensive year-end closing review of its financial statements and results of operations. Hawaiian Airlines has indicated that such year-end closing will likely include a final preparation and audit of Hawaiian Airlines' financial statements for the year ended December 31, 2003, and may result in a variety of adjustments, some of which may have a material impact on the Operating Report, as well as other Monthly Operating Reports that have previously been filed by the Registrant. Hawaiian Airlines has indicated that, at the conclusion of its year-end closing process and audit, the final results will be reported in accordance with generally accepted accounting principles.

         THE OPERATING REPORT HAS NOT BEEN PREPARED BY THE REGISTRANT OR REVIEWED BY THE REGISTRANT PRIOR TO ITS SUBMISSION TO THE BANKRUPTCY COURT, CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, IS NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION OR ADJUSTMENTS. THE REGISTRANT OBTAINED THE OPERATING REPORT FROM COUNSEL TO HAWAIIAN AIRLINES AS SUCH COUNSEL INDICATED SUCH REPORT HAD BEEN FILED WITH THE BANKRUPTCY COURT. THE REGISTRANT HAS NO MEANS TO INDEPENDENTLY VERIFY THE INFORMATION CONTAINED IN THE OPERATING REPORT, OTHER THAN BY COMPARISON TO THE OPERATING REPORT AS RECEIVED BY THE REGISTRANT FROM COUNSEL TO HAWAIIAN AIRLINES. THE OPERATING REPORT MAY ALSO CONTAIN INFORMATION FOR PERIODS THAT ARE SHORTER OR OTHERWISE DIFFERENT FROM THOSE CONTAINED IN THE REGISTRANT'S REPORTS REQUIRED TO BE MADE PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REGISTRANT MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER AS TO ANY OF THE INFORMATION CONTAINED IN THE OPERATING REPORT. FOR THESE REASONS, THE REGISTRANT CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE OPERATING REPORT. THE OPERATING REPORT IS BEING PROVIDED SOLELY FOR INFORMATION PURPOSES.

         On February 26, 2004, Robert C. Konop (the "Plan Sponsor"), an employee of Hawaiian Airlines, filed a plan of reorganization (the "Proposed Konop Plan") with the Bankruptcy Court that proposes to recapitalize Hawaiian Airlines. The Proposed Konop Plan is subject to approval and confirmation by the Bankruptcy Court and Hawaiian Airlines creditors.

         Under the Proposed Konop Plan, creditors of Hawaiian Airlines would receive full payment for their claims in exchange for cash, property, new equity of Hawaiian Airlines, or varying combinations thereof depending on the class of claim involved. In addition, under the Proposed Konop Plan, Hawaiian Airlines would receive a capital infusion of approximately $100 million through a combination of, among other things, new equity investments from a to-be-identified individual or group; a two year 10% pay reduction contributed by major unionized employee groups in exchange for certain contract modifications; a contribution by the Air Line Pilots' Association in an amount equal to a pending claim related to deferred salaries; and a proposed initial public offering of Hawaiian Airlines within 15 months of confirmation of the plan. Such contributions would be made in exchange for equity of Hawaiian Airlines. The Proposed Konop Plan also contemplates that Mr. John W. Adams, Chairman and Chief Executive Officer of the Registrant, contribute $17 million in exchange for equity of Hawaiian Airlines and settlement of certain outstanding litigation that has previously been commenced against Mr. Adams, the Registrant, and certain affiliates, which litigation was disclosed in the Registrant's Current Report on Form 8-K filed December 3, 2003. Under the Proposed Konop Plan, the existing equity in Hawaiian Airlines that is owned by the Registrant would be cancelled, but holders of common stock of the Registrant would receive a distribution of one share of common stock in Hawaiian Airlines for each five shares of common stock of the Registrant. The Proposed Konop Plan also contemplates that existing holders of the Registrant's common stock would have the right to purchase one share of new common stock of Hawaiian Airlines for each share of the Registrant's common stock that is owned.




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         The Registrant has received the Proposed Konop Plan from the
Bankruptcy Court and is continuing to review it. Neither the Registrant nor any of its officers or directors is part of the Proposed Konop Plan. The Registrant expects other reorganization plans will be submitted to the Bankruptcy Court, and, as previously disclosed, the Registrant intends to formulate its own reorganization plan for Hawaiian Airlines that will provide for more equitable treatment of all constituencies involved in the reorganization, including existing holders of the Registrant's common stock.

          This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Registrant with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Registrant and Hawaiian Airlines that may cause the actual results of the Registrant and Hawaiian Airlines to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Registrant and Hawaiian Airlines to continue as a going concern; the ability of Hawaiian Airlines to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of Hawaiian Airlines to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case; risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 case; risks associated with the appointment of a Chapter 11 trustee and the ability of the Chapter 11 trustee to successfully manage the day-to-day operations of Hawaiian Airlines; risks associated with the Chapter 11 trustee or third parties seeking to convert the case to a Chapter 7 case; the ability of Hawaiian Airlines to obtain and maintain normal terms with vendors and service providers; the ability of Hawaiian Airlines to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on the liquidity or results of operations of the Registrant and Hawaiian Airlines; the ability of Hawaiian Airlines to fund and execute its business plan; the ability of the Registrant and Hawaiian Airlines to attract, motivate and/or retain key executives and associates; the ability of Hawaiian Airlines to attract and retain customers; demand for transportation in the markets in which Hawaiian Airlines operates; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of aircraft insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the products of Hawaiian Airlines; and other risks and uncertainties set forth from time to time in the Registrant's reports to the U.S. Securities and Exchange Commission.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of Hawaiian Airlines and the common stock and/or other equity securities of the Registrant. No assurances can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that Hawaiian Airline's equity will be restructured in a manner that will substantially reduce or eliminate any remaining value in Hawaiian Airline's equity and, therefore, in the Registrant's equity. In addition, other factors may also affect the liquidity and value of the Registrant's securities. Such factors include: uncertainty as to whether, or for how long the Registrant's securities will continue to be listed or traded on Amex, and the uncertainty whether, should the Registrant's securities cease to be listed or traded on Amex, a comparable or substitute trading medium can be found. Accordingly, the Registrant urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.




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ITEM 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Business Acquired.

             Not Applicable/None

         (b) Pro Forma Financial Information.

             Not Applicable/None

         (c) Exhibits.

             Exhibit Number       Document Description
             --------------       --------------------

                  99.1 Hawaiian Airlines, Inc. Monthly Operating Report, dated February 20, 2004, to the Bankruptcy Court for the period ending January 31, 2004.






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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 2, 2004           By: Hawaiian Holdings, Inc.


                                   By:   /s/ John W. Adams
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                                         John W. Adams
                                         Chairman of the Board of Directors
                                         and Chief Executive Officer





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